UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2022

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Clean Street Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to 2021 JPMorgan Credit Facility

On November 10, 2022, Tennant Company (the “Company”) entered into an Amendment No. 1 (the “Amendment”) with the financial institutions party thereto and JPMorgan Chase Bank, N. A., as administrative agent (the “Agent”) to amend that certain Amended and Restated Credit Agreement dated as of April 5, 2021 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto and the Agent (the “2021 Credit Agreement”)

The Amendment updates the benchmark provisions to replace LIBOR with Term SOFR as the reference rate for purposes of calculating interest under the 2021 Credit Agreement.

Pursuant to the Amendment, Borrowings denominated in U.S. dollars bear interest at a rate per annum equal to (a) the Term SOFR Rate plus a credit spread adjustment of 0.10% per annum, but in any case, not less than 0%, plus an additional spread of 1.10% to 1.70%, depending on the Company’s leverage ratio, or (b) the Alternate Base Rate, which is the greatest of (i) the prime rate, (ii) the federal funds rate plus 0.50% and (iii) the adjusted Term SOFR Rate for a one month period, but in any case, not less than 1%, plus, in any such case, 1.0%, plus an additional spread of 0.10% to 0.70%, depending on the Company’s leverage ratio.

All other material terms included in the 2021 Credit Agreement remain unchanged as a result of the Amendment.

All capitalized terms in this Item 1.01, unless defined herein, have the meanings assigned to them in the Amendment. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.01 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” with respect to the Amendment is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

10.01	Amendment No. 1, dated as of November 10, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: November 16, 2022	By:	/s/ Kristin A. Stokes
Senior Vice President, General Counsel and Secretary